SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 11, 2002
                      -----------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                          Delaware 001-8368 51-0228924
                  (State of (Commission File No.) (IRS Employer
                       Incorporation) Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
             -------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ----------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On March 11, 2002 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1              Press Release issued March 11, 2002 (Filed herewith.)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SAFETY-KLEEN CORP.



Date: March 12, 2002             By:      /s/ James K. Lehman
                                      ------------------------------------------
                                      James K. Lehman
                                      Senior Vice President, General Counsel and
                                      Secretary




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                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------
99.1           Press Release issued March 11, 2002 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE                                Media Contact: John Kyte
March 11, 2002                                                   803-933-4224


SAFETY-KLEEN RECEIVES APPROVAL OF BIDDING PROCEDURES FOR SALE OF CHEMICAL SERVICES DIVISION

Columbia, SC - Safety-Kleen Corp. today announced that on March 8, 2002, the U.S. Bankruptcy Court approved the bidding and auction process for the sale of the Company's Chemical Services Division (CSD).

On Feb. 25, 2002, Safety-Kleen announced that the Company had reached a definitive agreement with Clean Harbors, Inc., to acquire the CSD. Pursuant to the terms of that agreement, Clean Harbors would purchase the Division from Safety-Kleen for $46.3 million in cash and the assumption of certain liabilities, including environmental liabilities valued at approximately $265 million.

Under the bidding procedures approved by the Bankruptcy Court, any party interested in purchasing the CSD must submit a qualified bid by May 30, 2002, in order to be considered. If one or more qualified bids are received, an auction will be held.

"We are pleased that the court has approved the bidding process for the CSD sale," said Safety-Kleen Chairman, CEO and President Ronald A. Rittenmeyer. "This action will allow us to continue to move forward with our efforts to sell the Division."

Based in Columbia, SC, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the United States, Canada, Mexico and Puerto Rico. Safety-Kleen Corp. is currently under Chapter 11 bankruptcy protection, which it entered into voluntarily on June 9, 2000.

PRIVATE SECURITIES LITIGATION REFORM ACT
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with acquisition of the Chemical Service Division; emergence from Chapter 11 bankruptcy protection; continued productive relations with creditors; the continued availability of credit; changes in demand for the Company's services; and competition.

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